                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  February 19, 1999
(Date of earliest event reported)

Commission File No. 333-56081




                       Chase Mortgage Finance Corporation
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       Delaware                                               52-1495132
------------------------                                   --------------------
(State of Incorporation)                                    (I.R.S. Employer
                                                           Identification No.)

343 Thornall Street, Edison, New Jersey                           08837
----------------------------------------                   --------------------
Address of principal executive offices                          (Zip Code)


                                 (732) 205-0600
               --------------------------------------------------
               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 5.           Other Events

Filing of Computational Materials

                  Exhibit 99.1 which attaches Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Chase Securities Inc., which are hereby filed pursuant to such letter.
























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ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                         Description
------------------                  -----------
         (99.1)                     Computational Materials prepared by Chase
                                    Securities Inc., in connection with Chase
                                    Mortgage Finance Corporation, Multi-Class
                                    Mortgage Pass-Through Certificates, Series
                                    1999-S2






















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

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHASE MORTGAGE FINANCE
                                           CORPORATION

February 19, 1999

                                        By: /s/ Eileen Lindblom
                                           -----------------------------
                                           Name:  Eileen Lindblom
                                           Title:    Vice President






















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

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.        Description                                  Electronic (E)
-----------        -----------                                  --------------
(99.1)             Computational Materials prepared                  P
                   by Chase Securities Inc., in
                   connection with Chase Mortgage
                   Finance Corporation, Multi-Class
                   Mortgage Pass-Through Certificates
                   Series 1999-S2

















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